UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2009

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On May 18, 2009, Scientific Games International, Inc., a subsidiary of Scientific Games Corporation (the “Company”), commenced a private offering of senior subordinated notes solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The confidential offering memorandum utilized in connection with the offering contained, among other things, (i) an updated description of the Company’s strategy and (ii) updated risk factors relating to the Company’s business.   The updated description of the Company’s strategy and updated risk factors are filed herewith as Exhibit 99.1.

The information included in this Current Report, including the information filed herewith, contains forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in such information and the Company cautions investors not to place undue reliance on the forward-looking statements contained therein. Certain of this information has not previously been made publicly available by the Company and may be deemed material. The information in the updated description of the Company’s strategy and updated risk factors also updates and supersedes certain information previously reported by the Company.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibit 99.1, the Company makes no admission as to the materiality of any such information.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Updated description of the Company’s strategy and updated risk factors, excerpted from the Company’s Offering Memorandum, dated May 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Stephen L. Gibbs
Name:	Stephen L. Gibbs
Title:	Vice President, Chief Accounting Officer and Corporate Controller

Date:  May 18, 2009

Exhibit Index

Exhibit No.	Description

99.1	Updated description of the Company’s strategy and updated risk factors, excerpted from the Company’s Offering Memorandum, dated May 18, 2009.